Summary Prospectus	May 1, 2015 (As revised October 19, 2015)
AMG GW&K Enhanced Core Bond Fund

Investor Class: MFDAX	Service Class: MFDSX	Class C: MFDCX	Institutional Class: MFDYX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus, dated May 1, 2015, as revised May 7, 2015, and supplemented October 19, 2015, and statement of additional information, dated May 1, 2015, as supplemented October 19, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG GW&K Enhanced Core Bond Fund’s (the “Fund”) investment objective is to achieve the highest level of income as is consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)[1]	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Class C	Institutional Class
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	None	1.00%	None
Other Expenses	0.39%	0.45%	0.39%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.10%	0.91%	1.85%	0.85%
Fee Waiver and Expense Reimbursements[3]	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	0.85%	0.66%	1.60%	0.60%
[1]	Class C shares of the Fund are closed to purchases. Because Class C shares have been closed for longer than one year, the deferred sales charge (load) does not apply to the sales of Class C shares currently outstanding.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2016. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 87	$325	$582	$1,318
Service Class	$ 67	$265	$479	$1,097
Class C	$163	$557	$977	$2,149
Institutional Class	$ 61	$246	$447	$1,026
The figures shown above for Investor Class, Service Class and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$163	$557	$977	$2,149

SUM019-1015

AMG GW&K Enhanced Core Bond Fund SUMMARY PROSPECTUS

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities of U.S. and foreign issuers.
The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; foreign companies; the U.S. government and its agencies, such as the Federal Home Loan Banks; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities. Up to 20% of the Fund’s assets may be invested in below investment grade securities (commonly known as “junk bonds” or “high yield securities”) (below Baa3/BBB by Moody’s Investors Service, Inc. (“Moody’s”)/Standard & Poor’s Ratings Services (“S&P”) or unrated but determined by GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), to be of comparable credit quality).
While the Fund may purchase debt securities of any duration, the Fund will primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Barclays U.S. Aggregate Bond Index. As of March 31, 2015, the duration of the benchmark was 5.45 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.
The Fund may invest up to 20% of its net assets in equity securities of any capitalization range, including foreign and domestic common and preferred stocks, as well as warrants and other equity instruments.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset-Backed and Mortgage-Backed Securities Risk—investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Credit and Counterparty Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments when the bonds become due.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.

2	AMG Funds

AMG GW&K Enhanced Core Bond Fund SUMMARY PROSPECTUS

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund includes historical performance of the Fund for periods prior to November 14, 2012. As of November 14, 2012, GW&K Investment Management, LLC was appointed as the subadvisor to the Fund and the Fund adopted its current investment strategies.
The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) in the bar chart, and for periods prior to December 1, 2012 in the table below, does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. The performance information for the Fund’s Class C shares for periods prior to May 1, 2005 in the table below does not reflect the 1% sales load that was in effect until May 1, 2005. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/14 (Investor Class)
Best Quarter: 11.11% (2nd Quarter 2009)
Worst Quarter: -8.58% (3rd Quarter 2008)
Average Annual Total Returns as of 12/31/14
AMG GW&K Enhanced Core Bond Fund	1 Year	5 Years	10 Years	Since Inception[1]
Investor Class Return Before Taxes	5.58%	5.93%	5.49%	—
Investor Class Return After Taxes on Distributions	4.28%	3.96%	3.55%	—
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	3.15%	4.07%	3.62%	—
Service Class Return Before Taxes
	5.84%	—	—	3.09%
Class C Return Before Taxes	4.79%	5.13%	4.70%	—
Institutional Class Return Before Taxes	5.85%	6.19%	5.75%	—
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	5.97%	4.45%	4.71%	1.04%
[1]	Service Class and Index performance shown reflects performance since the inception date of the Fund’s Service Class on November 30, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for other share classes will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC

AMG Funds	3

AMG GW&K Enhanced Core Bond Fund SUMMARY PROSPECTUS

Subadvisor
GW&K Investment Management, LLC
Portfolio Manager
Mary F. Kane, CFA
Partner and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since 11/12.
Buying and Selling Fund Shares
Purchases of Class C shares of the Fund are limited to purchases made by automatic reinvestment of dividends and capital gains distributions pursuant to the Fund’s automatic reinvestment plan.
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds